FRONTEGRA FUNDS, INC.
Supplement to Prospectus Dated October 28, 2002

          Frontegra Asset Management, Inc., the investment adviser to Frontegra Funds, Inc. (the "Corporation"), has determined to close one series of the Corporation, the Frontegra Growth Fund (the "Fund"), effective September 30, 2003.

          Any shareholder who has not redeemed or exchanged their shares of the Fund prior to September 30, 2003 will receive a check representing the shareholder's proportionate interest in the net assets of the Fund as of September 30, 2003.

Please retain this Supplement with the Prospectus.
The date of this Prospectus Supplement is August 14, 2003.